- -----------------------------------------------------------------------------
- -----------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
                               SEPTEMBER 16, 1996

                                 ---------------

                              LA QUINTA INNS, INC.
             (Exact name of registrant as specified in its charter)

              TEXAS                                                 74-1724417
  (State or other jurisdiction               1-7790                (I.R.S. Employer
of incorporation or organization)    (Commission File Number)    Identification Number)


                                  WESTON CENTRE
                               112 E. PECAN STREET
                                  P.O. BOX 2636
                          SAN ANTONIO, TEXAS 78299-2636
                    (Address of principal executive offices)
                                 (210) 302-6000
                         (Registrant's telephone number)


- -----------------------------------------------------------------------------
- -----------------------------------------------------------------------------

ITEM 7.   FINANCIAL STATEMENTS, FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits

1. Distribution Agreement, dated as of September 16, 1996, by and between Registrant, Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and NationsBanc Capital Markets, Inc.

4.1 Officer's Certificate pursuant to the Indenture, dated as of September 15, 1995 by and between Registrant and U.S. Trust Company of Texas, N.A., as Trustee (without exhibits).

4.2  Form of Fixed Rate Note described in Exhibit 4.1

4.3  Form of Floating Rate Note described in Exhibit 4.1.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       LA QUINTA INNS, INC.



                                       By: /s/ William C. Hammett, Jr.
                                           -----------------------------------
                                           William C. Hammett, Jr.
                                           Senior Vice President and
                                           Chief Financial Officer


Date: September 16, 1996

                                 EXHIBIT INDEX


EXHIBIT
  NO.     DESCRIPTION                                                     PAGE
  --      -----------                                                     ----

  1. Distribution Agreement, dated as of September 16, 1996, by and between Registrant, Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and NationsBanc Capital Markets, Inc.

  4.1 Officer's Certificate pursuant to the Indenture, dated as of September 15, 1995 by and between Registrant and U.S. Trust Company of Texas, N.A., as Trustee (without exhibits).

  4.2     Form of Fixed Rate Note described in Exhibit 4.1

  4.3     Form of Floating Rate Note described in Exhibit 4.1.